UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

_____________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Oxford Square Capital Corp.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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OXFORD SQUARE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830

June 27, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting (the “Annual Meeting”) of Stockholders of Oxford Square Capital Corp. (“OXSQ” or the “Company”) to be held on July 27, 2018 at 9:00 a.m., Eastern Time, in the second floor conference room at the offices of the Company located at 8 Sound Shore Drive, Greenwich, Connecticut 06830. Stockholders of record of OXSQ at the close of business on June 20, 2018 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting and 2018 proxy statement. This proxy statement was first sent to stockholders on or about June 27, 2018.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing a proxy or voting instruction form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

We look forward to seeing you at the Annual Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us.

Sincerely yours,

Jonathan H. Cohen
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on July 27, 2018.

Our proxy statement and the annual report of the Company (formerly known as TICC Capital Corp.) for the year ended December 31, 2017 are available on the Internet at http://www.viewproxy.com/OxfordSquare/2018.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•      The date, time and location of the meeting;

•      A list of the matters intended to be acted on and our recommendations regarding those matters;

•      Any control/identification numbers that you need to access your proxy card; and

•      Information about attending the meeting and voting in person.

OXFORD SQUARE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

__________________

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

__________________

To be Held in the

second floor conference room

at the Offices of the Company located at

8 Sound Shore Drive,

Greenwich, Connecticut 06830

July 27, 2018, at 9:00 a.m., Eastern Time

To the Stockholders of Oxford Square Capital Corp.:

The 2018 Annual Meeting (the “Annual Meeting”) of Stockholders of Oxford Square Capital Corp. (“OXSQ” or the “Company”) will be held in the second floor conference room at the offices of the Company located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, on July 27, 2018, at 9:00 a.m., Eastern Time. At the Annual Meeting, stockholders will consider and vote on:

1.     the election of two directors of the Company, each of whom will serve for a term of three years, or until his respective successor is duly elected and qualified;

2.     a proposal to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018;

3.     the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

4.     such other business as may properly come before the Annual Meeting and any adjournments or postponements.

OXSQ’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•      “FOR” THE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT,

•      “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018, AND

•      “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

Information about the nominees of the Board of Directors for election as a director of the Company is provided in the accompanying Proxy Statement.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on June 20, 2018. Whether or not you expect to be present in person at the Annual Meeting, and whatever the number of shares you own, please follow the instructions on the enclosed proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card in the postage-paid envelope provided. Please note, however, that if you wish to vote in person at the meeting and your shares are held of record by a broker, bank, trustee, or nominee, you must obtain a “legal” proxy issued in your name from that record holder. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

If you have any questions or need assistance in voting your shares, please contact Alliance Advisors, LLC, the firm assisting us in the solicitation.

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
Stockholders, Brokers and Banks please call: 855-835-8320

We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting. Thank you for your continued support of Oxford Square Capital Corp.

By Order of the Board of Directors,

Steven P. Novak
Chairman

Greenwich, Connecticut

June 27, 2018

This is a very important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the enclosed proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card in the postage-paid envelope provided. Even if you vote your shares prior to the Annual Meeting, if you are a record holder of shares, or a beneficial holder who obtains “legal” proxy from your broker, bank, trustee, or nominee, you still may attend the Annual Meeting and vote your shares in person.

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OXFORD SQUARE CAPITAL CORP.
8 Sound Shore Drive, Suite 255
Greenwich, Connecticut 06830
(203) 983-5275

__________________

PROXY STATEMENT
2018 Annual Meeting of Stockholders

__________________

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Oxford Square Capital Corp. (the “Company,” “OXSQ,” “we,” “us” or “our”) for use at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 27, 2018, at 9:00 a.m., Eastern Time, in the second floor conference room at the offices of the Company located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Annual Report of the Company (formerly known as TICC Capital Corp.) for the fiscal year ended December 31, 2017 are first being sent to stockholders on or about June 27, 2018.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by mail, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Annual Meeting Information

Date and Location

We will hold the Annual Meeting in the second floor conference room at the offices of the Company located at 8 Sound Shore Drive, Greenwich, Connecticut 06830, at 9:00 a.m., Eastern Time.

Attendance

You are entitled to attend the Annual Meeting only if you were a stockholder of OXSQ as of the close of business on the record date for the Annual Meeting, which is June 20, 2018 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record of the Company but hold shares as a beneficial owner in street name, in order to attend the Annual Meeting you must also provide proof of beneficial ownership, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership of shares of the Company.

Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This Proxy Statement and the accompanying Annual Report of the Company (formerly known as TICC Capital Corp.) for the fiscal year ended December 31, 2017 are also available at http://www.viewproxy.com/OxfordSquare/2018.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

Proposal 1 — To elect two directors, each of whom will serve until the 2021 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified;

Proposal 2 — To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

Proposal 3 — To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Voting Information

General

OXSQ’S BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS (AS DEFINED BELOW), UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•      “FOR ALL” OXSQ’S DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT (PROPOSAL 1),

•      “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PWC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OXSQ FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018 (PROPOSAL 2), AND

•      “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES (PROPOSAL 3).

Record Date and Voting Securities

You may vote your shares of the Company’s common stock, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date. All shares of the Company’s common stock have equal voting rights and are the only class of voting securities outstanding. On the Record Date, there were 49,702,768 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date, or 49,702,768 shares of the Company’s common stock, will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on any proposal at the Annual Meeting (which are considered “Broker Non-Votes” with respect to such proposal) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast. If a quorum is not present for the Company, the Annual Meeting may be adjourned pursuant to the provisions of the Company’s Bylaws until a quorum is present.

Submitting Voting Instructions for Shares Held Through a Broker, Bank, Trustee, or Nominee

If you hold shares of the Company’s common stock through a broker, bank, trustee, or nominee, you must follow the voting instructions you receive from your broker, bank, trustee, or nominee. If you hold shares of the Company’s common stock through a broker, bank, trustee, or nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. Please instruct your broker, bank, trustee, or nominee so your vote can be counted.

Discretionary Voting

Typically, “non-routine” matters would include the election of directors (Proposal 1), while “routine” matters would include the ratification of the appointment of our independent registered public accounting firm (Proposal 2). However, when a matter to be voted on at a stockholder’s meeting is the subject of a contested solicitation, brokers do not have discretion to vote your shares on any matters at the Annual Meeting, to the extent they have provided you with the opposition party’s proxy materials.

Please note that to be sure your vote is counted on all of the proposals to be considered at the Annual Meeting, including the election of directors, you should instruct your broker, bank, trustee, or nominee how to vote your shares. If you do not provide voting instructions, votes may not be cast on your behalf with respect to those “non-routine” matters.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every proxy card you receive.

Revoking Your Proxy

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by: (i) notifying Alliance Advisors, LLC (“Alliance”), by delivering a written revocation notice prior to the Annual Meeting to 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003; (ii) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (iii) voting in person at the Annual Meeting. If you hold shares of the Company’s common stock through a broker, bank, trustee, or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Vote Required

Proposal 1 — Election of Directors. In an uncontested election, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In a contested election, a plurality of all votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to OXSQ’s Board nominees, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of PwC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (i.e., the number of shares voted “for” the ratification of the appointment of PwC exceeds the number of votes “against” the ratification of the appointment of PwC). Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Proposal 3 — Adjournment of Annual Meeting. Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the votes cast at the Annual

Meeting. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast, and, as a result, will have no effect on this proposal.

Participants in the Solicitation of Proxies

Under applicable Securities and Exchange Commission (the “SEC”) regulations, the Company, its directors and certain of its executive officers, the officers and employees of Oxford Square Management, LLC (“Oxford Square Management”), the Company’s investment adviser, and the officers and employees of Oxford Funds, LLC (“Oxford Funds”), the Company’s administrator, may be deemed to be participants in the solicitation of proxies from OXSQ’s stockholders in connection with the Annual Meeting. Oxford Square Management and Oxford Funds are both located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. No additional compensation will be paid to directors, officers or regular employees of the Company, Oxford Square Management or Oxford Funds for soliciting proxies in connection with the Annual Meeting.

Information Regarding This Solicitation

The Board is making this proxy solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing.

We have retained Alliance, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003 (telephone number (855) 835-8320) to assist us in the solicitation of proxies for a fee of up to $10,000 plus out-of-pocket expenses. Alliance expects that approximately 25 of its employees will assist in the solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director nominees, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D and Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s current address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	1,405,099	2.8%
Charles M. Royce(4)	1,224,656	2.5%
Independent Directors
Steven P. Novak(5)	30,540	*
Richard W. Neu	50,000	*
George Stelljes III	22,000	*
Executive Officers
Saul B. Rosenthal(3)	1,202,236	2.4%
Bruce L. Rubin(6)	8,957	*
Gerald Cummins	—	—
Executive Officers and Directors as a Group(7)	3,942,943	7.9%

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*      Represents less than one percent.

(1)   Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the information most recently available to us. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table. Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.

(2)   Based on a total of 49,702,768 shares of the Company’s common stock issued and outstanding on the Record Date.

(3)   Includes 545 shares held by Oxford Funds, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.

(4)   Mr. Royce may be deemed to beneficially own 930,442 shares held by Royce Family Investments, LLC and 294,214 shares held by Royce Family Fund, Inc. Mr. Royce disclaims beneficial ownership of any shares directly held by Royce Family Fund, Inc. The address for both of these entities is 745 Fifth Avenue, New York, New York 10151.

(5)   These shares are held by Mr. Novak’s spouse, which Mr. Novak may be deemed to beneficially own.

(6)   Mr. Rubin may be deemed to beneficially own 745 shares held by his children. Mr. Rubin disclaims beneficial ownership of any shares directly held by his children.

(7)   The 545 shares held by Oxford Funds, described in footnote 3 above, are included in the number of shares held by each of Mr. Cohen and Mr. Rosenthal, but are only counted once in the total held by the executive officers and directors as a group.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000
Independent Directors
Steven P. Novak	Over $100,000
Richard W. Neu	Over $100,000
George Stelljes III	Over $100,000

____________

(1)   The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)   The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $6.91 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Mr. Jonathan H. Cohen and Mr. George Stelljes III have each been unanimously nominated by OXSQ’s Board of Directors, including the Nominating and Corporate Governance Committee, for election for a three-year term expiring in 2021. Messrs. Cohen and Stelljes are not being proposed for election pursuant to any agreement or understanding between Messrs. Cohen and Stelljes and the Company or any other person or entity.

A stockholder can vote for or withhold his or her vote from OXSQ’s Board nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the OXSQ’s nominees named above. If either of OXSQ’s Board nominees should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. OXSQ’s Board of Directors has no reason to believe that either person named above will be unable or unwilling to serve.

In an uncontested election, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In a contested election, a plurality of all votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to the director nominees, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE ELECTION OF EACH OF MR. JONATHAN H. COHEN AND MR. GEORGE STELLJES III, OXSQ’S NOMINEES NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director nominees. Each of our directors and the director nominees has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to complement the considerable benefit of continuity with the benefit of diverse view points and perspectives. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board of Directors represents a diverse range of backgrounds and experience. All of our directors are encouraged to attend the Annual Meeting.

Certain information, as of the Record Date, with respect to the Company’s director nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of each of the nominees and the directors listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominees for Directors — Term Expiring 2021

Interested Director

Mr. Cohen is an interested person of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) due to his position as Chief Executive Officer of the Company and Oxford Square Management, the Company’s investment adviser, and as the managing member of Oxford Funds, the managing member of Oxford Square Management.

Name and Year First Elected Director	Age	Background Information
Jonathan H. Cohen (2003)	53

Mr. Cohen has served as Chief Executive Officer of both OXSQ and Oxford Square Management, and as the managing member of Oxford Funds, since 2003. Mr. Cohen has also served as Chief Executive Officer and Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as Chief Executive Officer of Oxford Lane Management, since 2010. Mr. Cohen has also served since 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Independent Director

Mr. Stelljes is not an interested person as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
George Stelljes III (2016)	56

Mr. Stelljes is currently the managing partner of St. John’s Capital, LLC, a vehicle used to make private equity investments. From 2001 to 2013, Mr. Stelljes held various senior positions with the Gladstone Companies, including serving as the chief investment officer, president and a director of Gladstone Capital Corporation and Gladstone Investment Corporation, both of which are business development companies, of Gladstone Commercial Corporation, a real estate investment trust, and of their registered investment adviser, Gladstone Management Corporation. From 1999 to 2001, Mr. Stelljes was a managing member of Camden Partners, a private equity firm which finances high growth companies in communications, education, healthcare and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied Capital companies. From 2001 through 2012, Mr. Stelljes served as a general partner and investment committee member of Patriot Capital and Patriot Capital II, which are private equity funds. Mr. Stelljes currently serves on the board of directors of Intrepid Capital Corporation, an asset management firm. Mr. Stelljes is also currently the chairman of the board of directors of The 504 Fund, a closed-end investment company that operates as an interval fund. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University. Mr. Stelljes was selected to serve as a director on our board of directors due to his more than twenty-five years of experience in the investment analysis, management, and advisory industries.

Current Directors — Term Expiring 2019

Independent Director

Mr. Neu is not an interested person as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Richard W. Neu (2016)	62

Mr. Neu currently serves on the board of directors, including on the audit committee, the compensation committee and as a lead director, of Tempur Sealy International, Inc., a manufacturer of mattresses and bedding products. Mr. Neu also currently serves on the board of directors, as chair of the audit committee and as a member of the executive committee of Huntington Bancshares Incorporated, a bank holding company. Until the sale of the company in 2012, he was the lead director and a member of the audit committee and governance committee of Dollar Thrifty Automotive Group, Inc., a car rental business, having served as the chairman of the Dollar Thrifty board of directors from 2010 through 2011. Mr. Neu also served as a director of MCG Capital Corporation, a business development company, from 2007 until its sale in 2015, and during this period served as chairman of the board from 2009 to 2015 and as Chief Executive Officer from November 2011 to November 2012. Mr. Neu served from 1985 to 2004 as Chief Financial Officer of Charter One Financial, Inc., a major regional bank holding company, and a predecessor firm, and as a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG as a senior audit manager. Mr. Neu received a B.B.A. from Eastern Michigan University with a major in accounting. Mr. Neu was selected to serve as a director on our board of directors due to his extensive knowledge and experience handling complex financial and operational issues through his service as both a director and executive officer of a variety of public companies.

Current Directors — Term Expiring 2020

Interested Director

Mr. Royce is an interested person as defined in the 1940 Act due to his ownership of a minority, non-controlling interest in the Company’s investment adviser, Oxford Square Management. Mr. Royce is also a non-managing member of Oxford Lane Management, LLC.

Name and Year First Elected Director	Age	Background Information
Charles M. Royce (2003)	78

Mr. Royce currently serves as Chairman of the Board of Managers of Royce & Associates. Prior to 2017, Mr. Royce served as Chief Executive Officer of Royce & Associates since 1972. He also manages or co-manages eight of Royce & Associates, LLC’s open- and closed-end registered funds. Mr. Royce serves on the Board of Trustees of The Royce Funds. Mr. Royce’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as a member of our Board of Directors.

Independent Director

Mr. Novak is not an interested person as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Steven P. Novak (2003)	70

Mr. Novak currently serves as Chairman of the Board of Directors and Chief Executive Officer of Quisk, Inc. an early stage mobile payments company. Until July 2010, Mr. Novak also served on the Board of Directors of CyberSource Corporation, an Internet based payments processor company, where he served as the Lead Independent Director and Chairman of the Nominating Committee, having formerly chaired its Audit committee. Mr. Novak previously served as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund, from July 2002 until July 2009. Mr. Novak received a Bachelor of Science degree from Purdue University and an M.B.A. from Harvard University. A Chartered Financial Analyst, Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as chairman of our Board of Directors and provides our Board of Directors with particular technology-related knowledge and the perspective of a knowledgeable corporate leader.

Information About Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name	Age	Background Information
Saul B. Rosenthal	49

Mr. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of OXSQ and Oxford Square Management, and is a member of Oxford Funds. In addition, Mr. Rosenthal has served as President and a Director of Oxford Lane Capital Corp. (NasdaqGS:OXLC), a registered closed-end fund, and as President of Oxford Lane Management, since 2010. Mr. Rosenthal has also served since 2015 as President of Oxford Bridge Management, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

Bruce L. Rubin	58

Mr. Rubin has served as the Company’s Controller since 2005, the Company’s Senior Vice President and Treasurer since 2009, the Company’s Chief Accounting Officer since August 2015 and the Company’s Chief Financial Officer and Secretary since August 2015. Mr. Rubin has also served as Oxford Lane Capital Corp.’s Chief Financial Officer and Secretary since August 2015, and as its Treasurer and Controller since its initial public offering in 2011. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, LLC, Oxford Square Management, Oxford Funds and Oxford Bridge Management, LLC. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Name	Age	Background Information
Gerald Cummins	63	Mr. Cummins has served as the Company’s Chief Compliance Officer since June 2015 pursuant to an agreement between the Company and Alaric Compliance Services, LLC, a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Square Management, Oxford Lane Capital Corp., Oxford Lane Management, LLC, Oxford Funds and since 2015 Oxford Bridge Management, LLC. Mr. Cummins has been a Director of Alaric Compliance Services, LLC since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric Compliance Services, LLC, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management, where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of OXSQ, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to OXSQ. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers, and approves the engagement, and reviews the performance, of our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. Mr. Novak serves as the Chairman of our Board of Directors. Mr. Novak is not an “interested person” of OXSQ as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Novak’s financial expertise from his experience as a financial manager and varied roles on the boards of both publicly-traded and privately-held companies qualifies him to serve as the Chairman of our Board of Directors and provides our Board with particular technology-related knowledge and the perspective of a knowledgeable corporate leader. We believe that we are best served through this existing leadership structure, as Mr. Novak encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose with respect to the Company.

Our corporate governance policies include regular meetings of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (the “Independent Directors”) in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, and Compensation Committee, all of which are comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its four standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Valuation Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement, and, to the extent that we may compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the Board of Directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of OXSQ and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of OXSQ and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject to as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally cannot invest in assets that are not “qualifying assets” unless at least 70% of our gross assets consist of “qualifying assets” immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Transactions with Related Persons

We have entered into the Investment Advisory Agreement with Oxford Square Management. Oxford Square Management is controlled by Oxford Funds, its managing member. Oxford Funds, as the managing member of Oxford Square Management, manages the business and internal affairs of Oxford Square Management. In addition, Oxford Funds provides us with office facilities and administrative services pursuant to the Administration Agreement. Mr. Cohen is the managing member of and controls Oxford Funds. Mr. Rosenthal is the President of Oxford Square Management and a member of Oxford Funds.

Mr. Royce has a minority, non-controlling interest in Oxford Square Management, but he does not take part in the management or participate in the operations of Oxford Square Management.

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, of Oxford Lane Capital Corp., a non-diversified closed-end management investment company that currently invests primarily in debt and equity tranches of collateralized loan obligation (“CLO”) vehicles, and its investment adviser, Oxford Lane Management, LLC. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer and President, respectively, of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private fund that invests principally in the equity of CLOs. Oxford Funds is the managing member of Oxford Bridge Management, LLC. As a result, certain conflicts of interest may arise with respect to the management of our portfolio by Messrs. Cohen and Rosenthal on the one hand, and the obligations of Messrs. Cohen and Rosenthal to manage Oxford Lane Capital Corp. and Oxford Bridge, LLC, respectively, on the other hand.

Oxford Square Management, Oxford Lane Management, LLC and Oxford Bridge Management, LLC are subject to a written policy with respect to the allocation of investment opportunities among OXSQ, Oxford Lane Capital Corp. and Oxford Bridge, LLC. Where investments are suitable for more than one entity, the allocation policy generally provides that, depending on size and subject to current and anticipated cash availability, the absolute size of the investment as well as its relative size compared to the total assets of each entity, current and anticipated weighted average costs of capital, among other factors, an investment amount will be determined by the adviser to each entity. If the investment opportunity is sufficient for each entity to receive its investment amount, then each entity receives the investment amount; otherwise, the investment amount is reduced pro rata.

On June 14, 2017, the SEC issued an order permitting OXSQ and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXSQ and certain of its affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is OXSQ’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXSQ’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXSQ’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

Investment Advisory Agreement Subject to Annual Approval by the Independent Directors

OXSQ’s stockholders benefit from a robust annual review of the Investment Advisory Agreement with Oxford Square Management under the 1940 Act. In accordance with the requirements of the 1940 Act, the Board of Directors, including its Independent Directors, review on an annual basis whether the terms of the Investment Advisory Agreement between OXSQ and its investment adviser are fair in light of the services provided by the investment adviser. In other words, the Board considers whether the terms are fair and reasonable in relation to the services rendered.

Our Board of Directors determined at a meeting held on April 24, 2018, to re-approve the Investment Advisory Agreement, as modified by the fee waiver letter, dated March 9, 2016. In its consideration of the re-approval of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

•      The nature, extent and quality of advisory and other services provided by Oxford Square Management, including information about the investment performance of the Company relative to its stated objectives and in comparison to the performance of the Company’s peer group and relevant market indices, and concluded that such advisory and other services are satisfactory and the Company’s investment performance is reasonable;

•      The experience and qualifications of the personnel providing such advisory and other services, including information about the backgrounds of the investment personnel, the allocation of responsibilities among such personnel and the process by which investment decisions are made, and concluded that the investment personnel of Oxford Square Management have extensive experience and are well qualified to provide advisory and other services to the Company;

•      The current fee structure, the existence of any fee waivers, and the Company’s anticipated expense ratios in relation to those of other investment companies having comparable investment policies and limitations, and concluded that the current fee structure is reasonable;

•      The advisory fees charged by Oxford Square Management to the Company and comparative data regarding the advisory fees charged by other investment advisers to business development companies with similar investment objectives, and concluded that the advisory fees charged by Oxford Square Management to the Company are reasonable;

•      The direct and indirect costs, including for personnel and office facilities, that are incurred by Oxford Square Management and its affiliates in performing services for the Company and the basis of determining and allocating these costs, and concluded that the direct and indirect costs, including the allocation of such costs, are reasonable;

•      Possible economies of scale arising from the Company’s size and/or anticipated growth, and the extent to which such economies of scale are reflected in the advisory fees charged by Oxford Square Management to the Company, and concluded that some economies of scale may be possible in the future;

•      Other possible benefits to Oxford Square Management and its affiliates arising from their relationships with the Company, and concluded that any such other benefits were not material to Oxford Square Management and its affiliates; and

•      Possible alternative fee structures or bases for determining fees, and concluded that the Company’s current fee structure and bases for determining fees are satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the Independent Directors, concluded that fees payable to Oxford Square Management pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided, and the Board of Directors unanimously approved the re-approval of the Investment Advisory Agreement. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

Review, Approval or Ratification of Transactions with Related Persons

We have also adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Business Conduct and Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Business Conduct and Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Business Conduct and Ethics. As required by the NASDAQ Global Select Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or in respect of the year ended December 31, 2017 and written representations from certain reporting persons, we believe that during the year ended December 31, 2017 all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2017.

Corporate Governance

Corporate Governance Documents

Our Code of Business Conduct and Ethics and the Board Committee charters are available on our website at www.oxfordsquarecapital.com and are also available to any stockholder who requests them by writing to Oxford Square Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC, shall be considered to be independent if he or she is not an “interested person” of OXSQ, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as our Chief Executive Officer, and Charles M. Royce, as a result of his ownership of a minority, non-controlling interest in our investment adviser, Oxford Square Management.

Evaluation

The Company’s directors perform an evaluation and assessment, no less frequently than annually, of the effectiveness of the Board of Directors and its committees.

Communication with the Board of Directors

Stockholders with questions about OXSQ are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Oxford Square Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors, as appropriate.

Committees of the Board of Directors

Our Board of Directors has established a standing Audit Committee, Valuation Committee, Nominating and Corporate Governance Committee, and Compensation Committee. During 2017, our Board of Directors held six Board meetings, four Audit Committee meetings, four Valuation Committee meetings, one Nominating and Corporate Governance meeting, and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.oxfordsquarecapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Our Board of Directors has determined that Messrs. Novak and Neu are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Messrs. Novak, Neu and Stelljes each meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are each not an “interested person” of OXSQ as defined in Section 2(a)(19) of the 1940 Act. Mr. Neu currently serves as Chairman of the Audit Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.oxfordsquarecapital.com. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, monitoring and making recommendations to the Board of Directors on matters of Company policies and practices relating to corporate governance and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules promulgated by the NASDAQ Global Stock Market. Mr. Neu currently serves as Chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, the members of the Nominating and Corporate Governance Committee consider the following factors:

•      the appropriate size and composition of our Board of Directors;

•      whether or not the person is an “interested person” of OXSQ as defined in Section 2(a)(19) of the 1940 Act;

•      the knowledge, skills and experience of nominees in light of the Company’s business and strategic direction and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•      familiarity with business matters;

•      experience with accounting rules and practices;

•      the desire to complement the considerable benefit of continuity with the benefit of diverse view points and perspectives (such as gender, race, national origin and education); and

•      all applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to OXSQ a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the members of the Nominating and Corporate Governance Committee may also consider such other factors as they may deem are in the best interests of OXSQ and its stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of the benefits of diverse perspectives. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the Nominating and Corporate Governance Committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. However, in determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as gender, race, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of OXSQ and the interest of its stockholders.

The Board, including the Nominating and Corporate Governance Committee, unanimously recommended that each of Jonathan H. Cohen and George Stelljes III be nominated for election to the Board.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. Our portfolio investments are generally not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee. The Valuation Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of OXSQ as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Stelljes currently serves as Chairman of the Valuation Committee.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.oxfordsquarecapital.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our Board of Directors the Investment Advisory Agreement and the Administration Agreement. The Compensation Committee is also responsible for reviewing and approving the compensation of the Independent Directors, including the Chairman of the Board of Directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of three persons: Messrs. Novak, Neu and Stelljes, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Oxford Square Capital Corp. as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Novak serves as Chairman of the Compensation Committee.

Code of Ethics

We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director and employee of OXSQ. Our code can be accessed via our website at www.oxfordsquarecapital.com. We intend to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Executive Officers

None of our officers receive direct compensation from OXSQ. As a result, we do not engage any compensation consultants. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in Oxford Funds, the managing member of Oxford Square Management, are entitled to a portion of any profits earned by Oxford Square Management, which includes any fees payable to Oxford Square Management under the terms of our Investment Advisory Agreement, less expenses incurred by Oxford Square Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Square Management in connection with the management of our portfolio.

The compensation of our Chief Financial Officer and Corporate Secretary is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by our Chief Financial Officer and Corporate Secretary to OXSQ. The allocable portion of such compensation that is reimbursed to Oxford Funds by us is based on an estimate of the time spent by our Chief Financial Officer and Corporate Secretary and other administrative personnel in performing their respective duties for us in accordance with the Administration Agreement. For the fiscal year ended December 31, 2017, we accrued approximately $0.9 million for the allocable portion of compensation expenses incurred by Oxford Funds on our behalf for our Chief Financial Officer, our Treasurer and Controller, and other administrative support personnel, pursuant to our Administration Agreement with Oxford Funds. Effective June 24, 2015, Gerald Cummins was named our Chief Compliance Officer. Mr. Cummins is a Director of Alaric Compliance Services, LLC, and performs his functions as our Chief Compliance Officer under the terms of an agreement between us and Alaric Compliance Services, LLC. For the fiscal year ended December 31, 2017, we accrued approximately $126,000 for the fees paid to Alaric Compliance Services, LLC.

Compensation of Directors

Each independent director receives an annual fee of $90,000. The Chairman of the Board of Directors receives an additional annual fee of $30,000 for his service as Chairman of the Board of Directors. In addition, the independent directors receive $4,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting, $1,500 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Nominating and Corporate Governance Committee meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Compensation Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000 for his service as chair of the Audit Committee. The Chairman of the Valuation Committee also receives an additional annual fee of $7,500 for his service as chair of the Valuation Committee. The Chairman of the Nominating and Corporate Governance Committee also receives an additional annual fee of $5,000 for his service as chair of the Nominating and Corporate Governance Committee. The Chairman of the Compensation Committee also receives an additional annual fee of $5,000 for his service as chair of the Compensation Committee. No compensation was paid to directors who are interested persons of OXSQ as defined in the 1940 Act. The following table sets forth compensation of our directors for the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	N/A	N/A	N/A
Charles M. Royce	N/A	N/A	N/A
Independent Directors
Steven P. Novak	$179,375	—	$179,375
Richard W. Neu	$134,000	—	$134,000
George Stelljes III	$129,625	—	$129,625

____________

(1)   For a discussion of the independent directors’ compensation, see above.

(2)   We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

PROPOSAL II:
RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR

The Audit Committee, which is comprised solely of the Independent Directors, and the Board of Directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018. This selection is subject to ratification or rejection by the stockholders of the Company.

PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Independent Auditor’s Fees

For the years ended December 31, 2017 and December 31, 2016, the Company incurred the following fees for services provided by PricewaterhouseCoopers LLP, including expenses:

	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016
Audit Fees	$1,334,094	$1,553,000
Audit-Related Fees	—	—
Tax Fees	61,500	61,500
All Other Fees	—	—
Total Fees:	$1,395,594	$1,614,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, including reviews of interim financial statements, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings and services provided in connection with securities offerings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2018.

Audit Committee Report

The Audit Committee of the Board of Directors of Oxford Square Capital Corp. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Novak, Neu and Stelljes.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Audit Firm Selection/Ratification

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2003.

When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:

•      the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;

•      PricewaterhouseCoopers LLP’s historical and recent performance on the Company’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;

•      senior management’s assessment of PricewaterhouseCoopers LLP’s performance;

•      the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;

•      PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;

•      PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;

•      PricewaterhouseCoopers LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;

•      PricewaterhouseCoopers LLP’s professional integrity and objectivity;

•      the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for 2018 subject to stockholder ratification.

Audit Engagement Partner Selection

Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

During the year ended December 31, 2017, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 1301 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During 2017, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting. In February 2018, the Audit Committee received reports from management and PricewaterhouseCoopers LLP regarding the effectiveness of internal control over financial reporting pursuant to Section 404 of Sarbanes-Oxley.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Annual Report of the Company (formerly known as TICC Capital Corp.) for the year ended December 31, 2017 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2018.

Respectfully Submitted,

The Audit Committee
Richard W. Neu
Steven P. Novak
George Stelljes III

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL III:
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement that are supported by the OXSQ’s Board of Directors.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve the proposals that are supported by the Board of Directors, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals that are supported by the Board of Directors.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the Annual Meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of the proposals that are supported by the Board of Directors. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting that are supported by the Board of Directors, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal that is supported by the Board of Directors, it is in the best interests of the Company’s stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Our Board unanimously recommends a vote “FOR” this proposal.

Required Vote

Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Abstentions and Broker Non-Votes, if any, will not be included in determining the number of votes cast, and, as a result, will have no effect on this proposal.

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2019 annual meeting of stockholders must be received by the Company on or before February 27, 2019. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Company’s proxy statement and form of proxy. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2019 annual meeting of stockholders. Any such proposal should be mailed to: Oxford Square Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. In order for any proposal by a stockholder, other than a proposal made pursuant to Rule 14a-8 under the Exchange Act, to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, it must be received by us not later than May 13, 2019. If your proposal is not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by us for the 2019 annual meeting of stockholders may confer discretionary authority to us to vote on that proposal.

Stockholder proposals or director nominations for the Company to be presented at the 2019 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders. For the 2019 annual meeting of stockholders, the Company must receive such proposals and nominations between February 27, 2019 and March 29, 2019. If the date of the mailing of the notice for the 2019 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2019 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

Delivery of Proxy Materials

Please note that only one copy of the 2018 Proxy Statement, the 2017 Annual Report or Notice of Annual Meeting may be delivered to two or more stockholders of record of OXSQ who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of OXSQ at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (203) 983-5275 or by writing to Oxford Square Capital Corp., c/o Bruce L. Rubin, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Available Information

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Oxford Square Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275. Copies of our proxy statements, annual, quarterly and current periodic reports and prospectuses are also available on our website at www.oxfordsquarecapital.com.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you expect to attend the Annual Meeting, please follow the instructions on your proxy card or the enclosed voting instruction form to vote via the Internet or telephone, or sign, date and return a proxy card in the postage-paid envelope provided so that you may be represented at the Annual Meeting.

By Order of the Board of Directors,
Steven P. Novak
Chairman
Greenwich, Connecticut June 27, 2018

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Square Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Square Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•      It is our policy that only authorized employees of our investment adviser, Oxford Square Management, who need to know your personal information will have access to it.

•      We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•      If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

OXFORD SQUARE CAPITAL CORP.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

JULY 27, 2018

The undersigned stockholder of Oxford Square Capital Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Jonathan H. Cohen, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the second floor conference room at the offices of the Company located at 8 Sound Shore Dr., Greenwich, CT 06830 on July 27, 2018, at 9:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, and 3.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(Continued and to be signed on the reverse side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at: http://www.viewproxy.com/OxfordSquare/2018

Please mark votes as in this example ☒

The Board of Directors recommends that you vote "FOR ALL" of the director nominees below and "FOR" Proposals 2 and 3.

1. The election of each of the following persons as a director, who will each serve as a director of Oxford Square Capital Corp. until 2020, or until his respective successor is duly elected and qualified.

☐ **FOR ALL** ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT**

01 Jonathan H. Cohen

02 George Stelljes III

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR All Except" and write that nominee's name in the space provided below.

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

→ [ ]

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

I plan to attend the Annual Meeting ☐

Date: ______________________________, 2018

____
Signature

____
Signature (if held jointly)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

CONTROL NUMBER

→ [ ]

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALvote.com/OXSQ

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.